Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

7. Income taxes

Following is the total income from continuing operations before income taxes and the continuing operations provision for income taxes for the three years ended December 31, 2011.

Year ended December 31 (millions)	2011	2010	2009
Income (loss) from continuing operations before income taxes
United States	$(20.4)	$37.4	$25.9
Foreign	226.4	185.5	192.3
Total income from continuing operations before income taxes	$206.0	$222.9	$218.2
Continuing operations provision for income taxes
Current
United States	$2.8	$8.7	$(6.7)
Foreign	43.8	75.4	45.8
State and local	.2	.3	(.4)
Total	46.8	84.4	38.7
Deferred
Foreign	18.0	(25.6)	3.6
Total continuing operations provision for income taxes	$64.8	$58.8	$42.3

Following is a reconciliation of the provision for income taxes at the United States statutory tax rate to the continuing operations provision for income taxes as reported:

Year ended December 31 (millions)	2011	2010	2009
United States statutory income tax provision	$72.1	$78.0	$76.4
Income and losses for which no provision or benefit has been recognized	21.8	(3.0)	(7.8)
Foreign rate differential and other foreign tax expense	(9.9)	(32.0)	(6.1)
Income tax withholdings	9.8	13.1	8.8
Permanent items	4.2	4.3	5.0
Foreign currency devaluation	–	5.7	–
Enacted rate changes	8.4	4.1	2.0
Change in uncertain tax positions	6.1	1.0	4.0
Change in valuation allowances due to changes in judgment	(15.2)	(13.2)	(28.7)
Income tax credits, U.S.	(4.2)	.4	(11.1)
Tax audit matters	(28.3)	.1	–
Other	–	.3	(.2)
Continuing operations provision for income taxes	$64.8	$58.8	$42.3

In 2010 and 2009, foreign rate differential and other foreign tax expense includes tax (provisions) benefits of $(2.7) million and $7.7 million, respectively, related to prior year foreign tax adjustments.

The 2011 provision for income taxes includes $8.4 million due to a reduction in the UK income tax rate. The rate reduction was enacted in the third quarter of 2011, and reduced the rate from 27% to 26% effective April 1, 2011, and to 25% effective April 1, 2012. The provision of $8.4 million was caused by a write down of the UK net deferred tax assets to the 25% rate. In addition, the 2011 provision for income taxes includes a benefit of $28.3 million related to the settlement of two European tax matters.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities at December 31, 2011 and 2010 were as follows:

December 31 (millions)	2011	2010
Deferred tax assets
Tax loss carryforwards	$800.6	$750.0
Postretirement benefits	787.1	529.4
Foreign tax credit carryforwards	553.3	479.4
Capitalized research and development	267.4	304.1
Other tax credit carryforwards	144.2	164.2
Deferred revenue	91.0	107.1
Employee benefits and compensation	54.3	53.5
Purchased capitalized software	46.0	45.8
Depreciation	38.6	60.2
Warranty, bad debts and other reserves	18.4	23.5
Capitalized costs	17.3	18.2
Debt related	8.8	38.2
Capitalized intellectual property rights	–	28.4
Other	22.9	39.8
	2,849.9	2,641.8
Valuation allowance	(2,648.5)	(2,426.4)
Total deferred tax assets	$201.4	$215.4
Deferred tax liabilities
Other	$27.1	$30.0
Total deferred tax liabilities	$27.1	$30.0
Net deferred tax assets	$174.3	$185.4

At December 31, 2011, the company has U.S. Federal ($320.3 million), state and local ($248.3 million), and foreign ($232.0 million) tax loss carryforwards, the total tax effect of which is $800.6 million. These carryforwards will expire as follows (in millions): 2012, $11.3; 2013, $4.6; 2014, $5.8; 2015, $11.5; 2016, $25.4; and $742.0 thereafter. The company also has available tax credit carryforwards of approximately $697.5 million, which will expire as follows (in millions): 2012, $67.1; 2013, $46.4; 2014, $23.2; 2015, $22.4; 2016, $31.1; and $507.3 thereafter.

Failure to achieve forecasted taxable income might affect the ultimate realization of the company's net deferred tax assets. Factors that may affect the company's ability to achieve sufficient forecasted taxable income include, but are not limited to, the following: increased competition, a decline in sales or margins, loss of market share, the impact of the economic environment, delays in product availability and technological obsolescence.

Cumulative undistributed earnings of foreign subsidiaries, for which no U.S. income or foreign withholding taxes have been recorded, approximated $965 million at December 31, 2011. As the company currently intends to indefinitely reinvest all such earnings, no provision has been made for income taxes that may become payable upon distribution of such earnings, and it is not practicable to determine the amount of the related unrecognized deferred income tax liability.

Cash paid, net of refunds, during 2011, 2010 and 2009 for income taxes was $74.9 million, $52.7 million and $58.2 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Year ended December 31 (millions)	2011	2010
Balance at January 1	$19.5	$4.0
Additions based on tax positions related to the current year	6.0	13.9
Additions for tax positions of prior years	–	2.3
Reductions for tax positions of prior years	–	(.2)
Reductions as a result of a lapse of applicable statute of limitations	–	(.1)
Settlements	(1.2)	(.4)
Balance at December 31	$24.3	$19.5

The company recognizes penalties and interest accrued related to income tax liabilities in the provision for income taxes in its consolidated statements of income. At December 31, 2011 and 2010, the company had an accrual of $1.0 million and $.9 million, respectively, for the payment of penalties and interest.

At December 31, 2011, all of the company's liability for unrecognized tax benefits, if recognized, would affect the company's effective tax rate. Within the next 12 months, the company believes that it is reasonably possible that the amount of unrecognized tax benefits may significantly change; however, various events could cause this belief to change in the future.

The company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The company has concluded a U.S. federal income tax audit of the years 2000-2003 with no material impact. Several U.S. state and foreign income tax audits are in process. There are currently no income tax audits in process in either Brazil or the United Kingdom, which are the most significant jurisdictions outside the U.S. For Brazil, the audit period through 2005 is closed and for the United Kingdom, the audit period through 2008 is closed. All of the various ongoing income tax audits throughout the world are not expected to have a material impact on the company's financial position.

Internal Revenue Code Sections 382 and 383 provide annual limitations with respect to the ability of a corporation to utilize its net operating loss (as well as certain built-in losses) and tax credit carryforwards, respectively (Tax Attributes), against future U.S. taxable income, if the corporation experiences an "ownership change." In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percentage points over a three-year period. The company regularly monitors ownership changes (as calculated for purposes of Section 382). Based on currently available information, the company believes that an ownership change may have occurred during 2011, for purposes of the rules described above. However, the final determination of whether an ownership change has occurred is currently subject to a number of discretionary tax rules and final reporting by shareholders. Moreover, any future transaction or transactions and the timing of such transaction or transactions could trigger additional ownership changes under Section 382.

In the event of an ownership change, utilization of the company's Tax Attributes will be subject to an estimated overall annual limitation determined in part by multiplying the total adjusted aggregate market value of the company's common stock immediately preceding the ownership change by the applicable long-term tax-exempt rate, possibly subject to increase based on the built-in gain, if any, in the company's assets at the time of the ownership change. Any unused annual limitation may be carried over to later years. Future U.S. taxable income may not be fully offset by existing Tax Attributes, if such income exceeds the company's annual limitation. However, based on presently available information and the existence of tax planning strategies, currently the company does not expect to incur a cash tax liability in the near term. The company maintains a full valuation allowance against the realization of all U.S. deferred tax assets as well as certain foreign deferred tax assets in excess of deferred tax liabilities.